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                       SUPPLEMENT DATED OCTOBER 31, 2002
                              TO THE PROSPECTUS FOR
                ADJUSTABLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                    ISSUED BY
                   SOUTHERN FARM BUREAU LIFE INSURANCE COMPANY
                                     AND ITS
                 SOUTHERN FARM BUREAU LIFE VARIABLE LIFE ACCOUNT

This Supplement updates certain information contained in your Prospectus. Please read it carefully and retain it for future reference.

     The first sentence of the paragraph under the heading "Federal Tax Considerations" - "Tax Treatment of Policy Benefits" - "BUSINESS USES OF THE POLICY" is changed to read as follows:

     The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, executive bonus plans, retiree medical benefit plans and others.

October 31, 2002